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                                                                   EXHIBIT 4.1


 COMMON STOCK                                                     COMMON STOCK

    NUMBER                                                           SHARES
   --------                                                         --------
                               FVC.COM, Inc.
                [LOGO]
   --------                                                         --------

 INCORPORATED UNDER                                           SEE REVERSE FOR
THE LAWS OF DELAWARE                                       CERTAIN DEFINITIONS
                                                             AND RESTRICTIONS

                                                               CUSIP 30266P100

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    This Certifies That



    is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                               FVC.COM, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

  [SIG]                                                       [SIG]
Secretary                     FVC.COM, Inc.           Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER, INC.
         (P.O. Box 1596, Denver CO 80201)                       TRANSFER AGENT
                                                                 AND REGISTRAR

BY
                                                          AUTHORIZED SIGNATURE


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                               FVC.COM, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
    TEN COM- as tenants in common         UNIF GIFT MIN ACT- _____________________Custodian ____________________
    TEN ENT- as tenants by the entireties                           (Cust)                         (Minor)
     JT TEN- as joint tenants with right of survivorship          under Uniform Gifts to Minors Act ______________________
              and not as tenants in common                                                                   (State)

                                 Additional abbreviations may also be used though not in the above list.

          for value received, ______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
X                                    X
X                                    X
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                                    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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                                                                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                   Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date,                                   X
-----------------------------           -----------------------------------------------------------------------------------
                                        X
                                        -----------------------------------------------------------------------------------
                                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED: --------------------------------------------

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